SUPPLEMENT DATED MAY 28, 2004

TO PROSPECTUS DATED MAY 1, 2004 FOR

FEDERAL KEMPER LIFE ASSURANCE COMPANY

PERIODIC PAYMENT VARIABLE ANNUITY CONTRACTS

KEMPER ADVANTAGE III

Issued By

FKLA VARIABLE ANNUITY SEPARATE ACCOUNT

and

FEDERAL KEMPER LIFE ASSURANCE COMPANY

This Supplement amends information contained in your Kemper Advantage III Variable Annuity Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

1. The first sentence of the fourth paragraph appearing under the section entitled "Summary" beginning on page 6 of the Prospectus and the first sentence of the third paragraph appearing under the subsection entitled "A. General Information" beginning on page 17 of the Prospectus are revised to read as follows:

"The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $1,000,000 for Qualified Contracts and $100,000 for Non-Qualified Contracts."

2. The section entitled "THE ANNUITY PERIOD" beginning on page 31 of the Prospectus is amended by deleting the first sentence of the first paragraph and replacing it with the following three sentences:

"Contracts may be annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. However, states may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus."

3. The subsection entitled "3. Allocation of Annuity" appearing on page 32 of the Prospectus is amended by deleting the first sentence of the first paragraph and replacing it with the following:

"Subject to state variation, you may elect to have payments on a fixed or variable basis, or a combination of both."

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For use in all states